SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, D.C. 20549

                             ____________

                               FORM 8-K

                            CURRENT REPORT

                   Pursuant to Section 13 or 15(d)
                of the Securities Exchange Act of 1934

   Date of Report (Date of earliest event reported) October 2, 1996



                          BROWN GROUP, INC.
       (Exact name of registrant as specified in its charter)



                               New York
    (State or other jurisdiction of incorporation or organization)


       1-2191                                       43-0197190
(Commission File Number)               (IRS Employer Identification Number)


       8300 Maryland Avenue
       St. Louis, Missouri                          63105
(Address of principal executive offices)          (Zip Code)



                           (314) 854-4000
         (Registrant's telephone number, including area code)



                           NOT APPLICABLE
        (Former name, former address and former fiscal year, if changed since last report)





                           Page 1 of 3 Pages

Item 5. Other Events
--------------------

        On October 2, 1996, Brown Group, Inc. announced that it had signed a purchase agreement to sell in a private placement offering $100 million in aggregate principal amount of its 9-1/2% senior notes due October 15, 2006. Attached as an exhibit to this report is a copy of a press release issued on October 2, 1996, which press release is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Information and Exhibits
----------------------------------------------------------------

        Exhibit No.      Description of Exhibit
        -----------      ----------------------

           99.1          Press release dated October 2, 1996.




                           SIGNATURE

          Pursuant to the requirements of the Securities
Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              BROWN GROUP, INC.
                                (Registrant)



                       By   /s/ H. E. Rich
                          -----------------------------
                          H. E. Rich
                          Executive Vice President and
                          Chief Financial Officer and on
                          Behalf of the Corporation as
                          the Principal Financial Officer


Date: October 2, 1996

                                                   Exhibit 99.1

                     FOR IMMEDIATE RELEASE

 BROWN GROUP SIGNS AGREEMENT TO SELL $100 MILLION IN 9.50% NOTES
 -------------------------------------------------------------


ST. LOUIS, MISSOURI, October 2, 1996 ... Brown Group, Inc. (NYSE:BG) announced today that it has signed a purchase agreement to sell in a private offering $100 million in aggregate principal amount of its 9.50 percent senior notes due October 15, 2006.
The senior notes will be senior unsecured obligations of Brown Group and will rank pari passu in right of payment with all existing and future senior debt of Brown Group.

The notes have not been registered under the Securities Act of 1933, as amended, and may not be offered or sold absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state securities laws.

The notes will be offered only to "qualified institutional buyers" (as defined in Rule 144A under the Securities Act) in reliance on the exemption from the registration requirements provided by Rule 144A and to a limited number of institutional "accredited investors" within the meaning of Rule 503(a)(1), (2),
(3) and (7) under the Securities Act.

This press release shall not constitute an offer to sell or the solicitation of any offer to buy the notes. CONTACT: Mary Sylvia
Siverts of Brown Group, Inc., 314-854-4093.

Brown Group, Inc. is a $1.6 billion footwear company with worldwide operations. The company operates the Famous Footwear, Naturalizer and F. X. LaSalle chains of footwear retail stores and markets leading brands including Naturalizer, Life Stride, NaturalSport, the Larry Stuart Collection, le coq sportif athletic footwear, Buster Brown, and licensed brands including Dr. Scholl's and Disney character footwear.

                              #####